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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)       NOVEMBER 24, 2004
                                                 -------------------------------



                              IONICS, INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)



       MASSACHUSETTS                 1-7211                      04-2068530
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)



                    65 GROVE STREET
                WATERTOWN, MASSACHUSETTS                        02472
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        (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code          (617) 926-2500
                                                   -----------------------------






     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 24, 2004, Ionics, Incorporated, a Massachusetts corporation ("Ionics"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with General Electric Company, a New York corporation ("General Electric"), and Triton Acquisition Corp., a Massachusetts corporation and a wholly owned subsidiary of General Electric ("Merger Sub"), a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference. Pursuant to the Merger Agreement, Merger Sub will merge (the "Merger") with and into Ionics, and the separate corporate existence of Merger Sub will thereupon cease, and Ionics will be the surviving corporation in the Merger and a wholly-owned subsidiary of General Electric. In the Merger, stockholders of Ionics will receive $44.00 in cash per share of Ionics' common stock. The closing of the Merger is subject to a number of conditions including approval by Ionics' stockholders, governmental regulatory review, and certain other customary conditions.

In connection with the Merger, certain stockholders of Ionics entered into a Voting Agreement dated November 24, 2004 (the "Voting Agreement"), pursuant to which, among other things, such stockholders agreed to vote to adopt the Merger Agreement and to take certain other actions in furtherance of the Merger, in each case upon the terms and subject to the conditions set forth therein. A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

In connection with the Merger, on November 24, 2004, Ionics' board of directors approved Amendment No. 2 (the "Rights Amendment") to the Renewed Rights Agreement, dated as of August 19, 1997, as amended, by and between Ionics and EquiServe Trust Company as Rights Agent (the "Rights Agreement"). The Rights Amendment amends certain sections and definitions of the Rights Agreement to render the Rights Agreement inapplicable to the Merger. In all other respects, the Rights Agreement remains in full force and effect. A copy of the Rights Amendment is attached hereto as Exhibit 4.1 and is hereby incorporated by reference.

In connection with the Merger, Ionics' board of directors approved an amendment to Section 9.1 of Ionics' Amended and Restated 1997 Stock Incentive Plan (the "1997 Plan"), permitting each stock option or award issued under the 1997 Plan to be automatically converted, upon any reorganization, merger, restructuring or sale or conveyance of Ionics, into a cash amount. A copy of the 1997 Plan, as amended, is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

ADDITIONAL INFORMATION ABOUT THE ACQUISITION

This Form 8-K is being filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, in order to file the documents attached as exhibits to this Form 8-K with the Securities and Exchange Commission ("SEC"). Neither this Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Form 8-K is summary in nature and does not provide all of the important information with respect to the Merger.

Ionics will file a proxy statement and other documents with the Securities and Exchange Commission regarding the Merger, and other matters. A definitive proxy statement will be sent to Ionics' stockholders, seeking their approval of the Merger and the Merger Agreement. Investors and security holders may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by Ionics with the SEC, for free, at the SEC's website, www.sec.gov, and at the Investor Information page of Ionics' website, www.ionics.com. Copies of the proxy statement and other documents filed by Ionics with the SEC may also be obtained, for free, by directing your request to the Investor Relations department of Ionics, 65 Grove Street, Watertown, Massachusetts 02472 (Telephone: (617) 926-2500).

PARTICIPANTS IN THE ACQUISITION

Ionics and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of Ionics stockholders. These individuals may have an interest in the Merger, including as a result of holding options or shares of Ionics common stock. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.


              (c)  Exhibits.

                   The following Exhibits are filed as part of this report:

                   EXHIBIT NO.             DESCRIPTION
                   -----------             -----------

                       2.1 Agreement and Plan of Merger, dated as of November 24, 2004, by and among General Electric, Merger Sub and Ionics.

                       4.1 Amendment No. 2, dated as of November 24, 2004, to the Renewed Rights Agreement, dated as of August 19, 1997, as amended, between Ionics and EquiServe Trust Company as Rights Agent.

                       10.1 Amended and Restated 1997 Stock Incentive Plan, as amended as of November 24, 2004.

                       99.1 Voting Agreement, dated as of November 24, 2004, among General Electric and certain stockholders of Ionics.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Ionics, Incorporated



Date     November 30, 2004                        By /s/ Stephen Korn
                                                  ----------------------------
                                                  Stephen Korn, Vice President
                                                  and General Counsel

















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                                  EXHIBIT INDEX




  EXHIBIT NO.       DESCRIPTION
  -----------       -----------

      2.1 Agreement and Plan of Merger, dated as of November 24, 2004, by and among General Electric, Merger Sub and Ionics.

      4.1 Amendment No. 2, dated as of November 24, 2004, to the Renewed Rights Agreement, dated as of August 19, 1997, as amended, between Ionics and EquiServe Trust Company as Rights Agent.

      10.1 Amended and Restated 1997 Stock Incentive Plan, as amended as of November 24, 2004.

      99.1 Voting Agreement, dated as of November 24, 2004, among General Electric and certain stockholders of Ionics.









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